Exhibit 10.8(l)
                                                                 ---------------



                               AMENDMENT NO. 1 TO
                         RESERVATION OF RIGHTS AGREEMENT


         This Amendment No. 1 to the Reservation of Rights Agreement (this "Amendment") is dated as of July 10, 2006 by and between
          ---------
         Enron Wind Systems, LLC ("EWS"), the successor by merger to Enron Wind
                                   ---
         Systems, Inc., which was formerly known as Zond Systems, Inc., and Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership (the "Partnership").
                           -----------

                                    RECITALS


         A. WHEREAS, EWS and the Partnership are parties to that certain Reservation of Rights Agreement dated as of February 15, 2006 (the "Reservation of Rights Agreement"), pursuant to which EWS
                    -------------------------------
              has granted to the Partnership certain rights relating to (i) that certain Power Purchase Agreement dated June 14, 1984 between Southern California Edison Company ("SCE") and EWS known as the Monolith I PPA and (ii) that certain Power Purchase Agreement dated June 14, 1984 between SCE and EWS known as the Monolith II PPA.


         B. WHEREAS, the term of the Reservation of Rights Agreement expires June 30, 2006 (the "Termination Date").
                                  ----------------

         C. WHEREAS, EWS and the Partnership desire to extend the Termination Date to September 30, 2006.

                                    AGREEMENT


         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, EWS and the Partnership agree as follows:

         1.   Amendment to Reservation of Rights Agreement. Section 4 of the
              --------------------------------------------
              Reservation of Rights Agreement is hereby amended as by deleting the date "June 30, 2006" that appears therein and replacing it with the date "September 30, 2006."


         2.   Governing Law. The terms and provisions of this Amendment shall be
              -------------
              governed by and construed in accordance with the laws of the State of California.

         3.   Counterparts. This Amendment may be executed in counterparts,
              ------------
              each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

         4.   Effective Date. This Amendment shall be effective as of June 30,
              --------------
              2006 and the Reservation of Rights Agreement shall be deemed amended by this Amendment as of such date.


         IN WITNESS WHEREOF, each of the parties to this Amendment has executed this Amendment on the date first set forth above.


EWS                                       Partnership
Enron Wind Systems, LLC,                  Zond Windsystem Partners, Ltd. Series
a California limited liability company    85-A, a California limited partnership

By:   Enron Wind LLC,                     By:    Zond Windsystems Management
      its sole member                            III LLC, its General Partner

By:   Enron Renewable Energy Corp.,       By:    Jesse E. Neyman
      its sole member                            -------------------------------
                                          Name:  Jesse E. Neyman
                                                 -------------------------------
                                          Title: President & CEO
                                                 -------------------------------


By:    /s/ Jesse E. Neyman
       -------------------------------
Name:  Jesse E. Neyman
       -------------------------------
Title: President & CEO
       -------------------------------



                                       2